                                                   Filed Pursuant to Rule 497(c)
                                                 Registration File No.: 33-58175

                                                     [MORGAN STANLEY FUNDS LOGO]

                                                                  Morgan Stanley
                                                          Hawaii Municipal Trust



A mutual fund that seeks a high level of current income exempt from both federal and Hawaii state income taxes, consistent with the preservation of capital


[MORGAN STANLEY LOGO]


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
                                                                      Prospectus
                                                               February 27, 2004

Contents


THE FUND

      Investment Objective....................................................1

      Principal Investment Strategies ........................................1

      Principal Risks.........................................................2

      Past Performance .......................................................4

      Fees and Expenses.......................................................6

      Additional Investment Strategy Information..............................7

      Additional Risk Information.............................................7

      Fund Management.........................................................8


SHAREHOLDER INFORMATION

      Pricing Fund Shares.....................................................9

      How to Buy Shares.......................................................9

      How to Exchange Shares.................................................12

      How to Sell Shares.....................................................14

      Distributions..........................................................16

      Tax Consequences.......................................................16


FINANCIAL HIGHLIGHTS.........................................................18

MORGAN STANLEY FUNDS..........................................Inside Back Cover


This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

The Fund

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
[GRAPHIC OMITTED]

Morgan Stanley Hawaii Municipal Trust seeks a high level of current income exempt from both federal and Hawaii state income taxes, consistent with the preservation of capital.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
[GRAPHIC OMITTED]

(sidebar)
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
(end sidebar)

The Fund will normally invest at least 80% of its assets in securities that pay interest normally exempt from federal and Hawaii state income taxes. This policy is fundamental and may not be changed without shareholder approval. The Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., generally invests the Fund's assets in investment grade, municipal obligations of issuers in Hawaii and obligations of U.S. Governmental territories such as Puerto Rico. Municipal obligations are bonds, notes or commercial paper issued by state and local governments. The Fund will invest in municipal obligations rated investment grade by Moody's Investors Service or Standard & Poor's Corporation or, if unrated, judged to be of comparable quality by the Investment Manager at the time of purchase. There are no maturity limitations on the Fund's portfolio securities.

The Fund may invest any amount of its assets in securities that pay interest income subject to the "alternative minimum tax," and some taxpayers may have to pay tax on a Fund distribution of this income. The Fund therefore may not be a suitable investment for these investors. See the "Tax Consequences" section for more details.

The Fund may invest up to 10% of its net assets in inverse floating rate municipal obligations. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligation will increase and if market interest rates increase, the interest rate on the obligation will fall.

Municipal obligations typically are "general obligation" or "revenue" bonds, notes or commercial paper. General obligation securities are secured by the issuer's faith and credit, including its taxing power, for payment of principal and interest. Revenue securities, however, are generally payable from a specific revenue source. They are issued to fund a wide variety of public and private projects in sectors such as public utilities, hospitals, housing, airports and highways, and educational facilities. The Fund's municipal obligation investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payment until maturity. In addition, the Fund may invest in lease obligations, private activity bonds, and futures. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities. Private activity bonds are issued by, or on behalf of, public authorities to finance privately operated facilities.

In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which investment strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted investment strategies while not using others.

--------------------------------------------------------------------------------
PRINCIPAL RISKS
[GRAPHIC OMITTED]

There is no assurance that the Fund will achieve its investment objective. The Fund's share price and yield will fluctuate with changes in the market value and/or yield of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the Fund is associated with its municipal investments, particularly its concentration in municipal obligations of a single state. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk.

Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The Fund is subject to the added credit risk of concentrating its investments in a single state -- Hawaii -- and its municipalities, as well as certain U.S. territories such as Puerto Rico. Because the Fund concentrates its investments in securities issued by Hawaii state and local governments and certain U.S. territories, the Fund could be significantly affected by political, economic and regulatory developments concerning these issuers. Should any difficulties develop concerning Hawaii or the U.S. territories issuers' ability to pay principal and/or interest on their debt obligations, the Fund's value and yield could be adversely affected. In addition, the Fund may invest in securities with the lowest investment grade rating. These securities may have speculative characteristics.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.)

The Fund is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's portfolio securities to fall substantially.

BOND INSURANCE RISK. Many of the municipal obligations in which the Fund invests will be covered by insurance at the time of issuance or at a later date. Such insurance covers the remaining term of the security. Insured municipal obligations would generally be assigned a lower rating if the rating were based primarily on the credit quality of the issuer without regard to the insurance feature. If the claims-paying ability of the insurer were downgraded, the ratings on the municipal obligations it insures may also be downgraded.

PRIVATE ACTIVITY BONDS. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in the Fund's value. The Fund's private activity bond holdings also may pay interest subject to the alternative minimum tax. See the "Tax Consequences" section for more details.

LEASE OBLIGATIONS. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

NON-DIVERSIFIED STATUS. The Fund is classified as a "non-diversified" mutual fund. The Fund therefore is permitted to have a relatively high percentage of its assets invested in the securities of a limited number of issuers within the state of Hawaii, and the value of its portfolio securities may be more susceptible to any single economic, political or regulatory event than a "diversified" mutual fund.

OTHER RISKS. The performance of the Fund also will depend on whether the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments including the risks associated with its inverse floating rate obligations and futures investments. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

--------------------------------------------------------------------------------
PAST PERFORMANCE
[GRAPHIC OMITTED]


(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's shares has varied from year to year over the past eight calendar years.
(end sidebar)

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does (before and after taxes) not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS--CALENDAR YEARS

                         1996           3.73%
                         1997           9.29%
                         1998           6.12%
                         1999          -5.50%
                         2000          12.40%
                         2001           4.88%
                         2002           9.64%
                         2003           5.04%

The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.

During the periods shown in the bar chart, the highest return for a calendar quarter was 5.25% (quarter ended September 30, 2002) and the lowest return for a calendar quarter was - 2.32% (quarter ended March 31, 1996).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

(sidebar)
AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable front-end sales charge and assume you sold your shares at the end of each period (unless otherwise noted).
(end sidebar)

------------------------------------------------------------------------------------------------------
                                                                                       LIFE OF FUND
                                                      PAST 1 YEAR     PAST 5 YEARS   (SINCE 6/16/95)
------------------------------------------------------------------------------------------------------
  Hawaii Municipal Trust(1) -- Return Before Taxes       1.89%           4.47%            5.53%
------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions                    1.87%           4.46%            5.51%
------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of
  Fund Shares                                            2.65%           4.43%            5.40%
------------------------------------------------------------------------------------------------------
  Lehman Brothers Municipal Bond Index(2)                5.31%           5.83%            6.63%(4)
------------------------------------------------------------------------------------------------------
  Lipper Hawaii Municipal Debt Funds Average(3)          4.98%           4.79%            5.70%(4)
------------------------------------------------------------------------------------------------------

(1) These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

(2) The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds rated at least Baa or BBB by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively, and with maturities of 2 years or greater. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3) The Lipper Hawaii Municipal Debt Funds Average tracks the performance of all funds in the Lipper Hawaii Municipal Debt Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment.

(4)  For the period June 30, 1995 to December 31, 2003.

The above table shows after-tax returns for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

--------------------------------------------------------------------------------
FEES AND EXPENSES
[GRAPHIC OMITTED]


The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund does not charge account or exchange fees.

(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.
(end sidebar)

SHAREHOLDER FEES
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                      3.00%
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a percentage based on
the lesser of the offering price or net asset value at redemption)       None
--------------------------------------------------------------------------------

(sidebar)
ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended November 30, 2003.
(end sidebar)

ANNUAL FUND OPERATING EXPENSES(1)
--------------------------------------------------------------------------------
Management fee                                                           0.35%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                    0.20%
--------------------------------------------------------------------------------
Other expenses                                                           0.79%
--------------------------------------------------------------------------------
Total annual Fund operating expenses                                     1.34%
--------------------------------------------------------------------------------

(1) The expenses set forth in the table do not reflect that during the Fund's fiscal year ended November 30, 2003 (and through December 31, 2004), the Investment Manager has undertaken to continue to assume operating expenses (except for any brokerage fees) and/or to waive the compensation provided for in its Management Agreement to the extent that the Fund's total operating expenses exceed 0.55% of the Fund's average daily net assets on an annualized basis. Taking the waiver/assumption of expenses into account, the Fund's total annual operating expenses would have been 0.56% for the fiscal year ended November 30, 2003 (this ratio does not reflect the effect of an expense offset of 0.01%).

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


               ----------------------------------------------
                             EXPENSES OVER TIME
               ----------------------------------------------
                  1 YEAR     3 YEARS     5 YEARS    10 YEARS
               ----------------------------------------------
                   $432        $712      $1,012     $1,864
               ----------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INVESTMENT STRATEGY INFORMATION
[GRAPHIC OMITTED]

This section provides additional information relating to the Fund's principal investment strategies.

FUTURES. The Fund may purchase and sell put and call futures with respect to financial instruments and municipal bond index futures. Futures may be used to seek to hedge against interest rate changes.

DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in taxable money market instruments or the highest grade, municipal obligations issued in other states in a defensive posture when the Investment Manager believes it is advisable to do so. Municipal obligations of other states pay interest that is exempt from federal income tax but not from Hawaii state tax. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the Fund's ability to provide tax-exempt income or otherwise meet its investment objective.

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. Unless otherwise indicated, the Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION
[GRAPHIC OMITTED]

This section provides additional information relating to the principal risks of investing in the Fund. As discussed in the "Principal Risks" section, a principal risk of investing in the Fund is associated with its fixed-income securities investments.

INVERSE FLOATING RATE MUNICIPAL OBLIGATIONS. The inverse floating rate municipal obligations in which the Fund may invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the net rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

FUTURES. If the Fund purchases or sells futures, its participation in these markets would subject the Fund's portfolio to certain risks. The Investment Manager's predictions of movements in the direction of interest rate markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. The risk of imperfect correlations may be increased by the fact that futures contracts in which the Fund may invest are taxable securities rather than tax-exempt securities. The prices of taxable securities may not move in a similar manner to prices of tax-exempt securities.

--------------------------------------------------------------------------------
FUND MANAGEMENT
[GRAPHIC OMITTED]


(sidebar)
MORGAN STANLEY  INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and had approximately $115 billion in assets under management or administration as of January 31, 2004.
(end sidebar)

The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

The Fund is managed by the Municipal Fixed-Income team. Current members of the team include Thomas Byron, a Vice President of the Investment Manager, Dennis Pietrzak, an Executive Director of the Investment Manager, and James F. Willison, a Managing Director of the Investment Manager.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended November 30, 2003, the Fund accrued total compensation to the Investment Manager amounting to 0.35% of the Fund's average daily net assets. The Investment Manager has undertaken, through December 31, 2004, to continue to assume operating expenses (except for any brokerage fees) and/or to waive the compensation provided for in its management agreement to the extent the Fund's total operating expenses exceed 0.55% of the Fund's average daily net assets on an annualized basis.

Shareholder Information


--------------------------------------------------------------------------------
PRICING FUND SHARES
[GRAPHIC OMITTED]

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The Fund's portfolio securities (except for short-term taxable debt securities and certain other investments) are valued by an outside independent pricing service. The service uses a computerized grid matrix of tax-exempt securities and its evaluations in determining what it believes is the fair value of the portfolio securities. The Fund's Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund to value tax-exempt securities and the valuations that the pricing service supplies are more likely to approximate the fair value of the securities.

Short-term debt portfolio securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

--------------------------------------------------------------------------------

(sidebar)
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Funds and would like to contact a Morgan Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
(end sidebar)


HOW TO BUY SHARES
[GRAPHIC OMITTED]

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. If you purchase Fund shares through a Morgan Stanley Financial Advisor, you begin earning dividends on the fourth business day following placement of your purchase order. If you purchase Fund shares through the Fund's transfer agent, you begin earning dividends on the next business day following placement of your order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.

(sidebar)
EasyInvest (Registered Trademark)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)

MINIMUM INVESTMENT AMOUNTS
----------------------------------------------------------------------------------------------------------
                                                                                     MINIMUM INVESTMENT
                                                                               ---------------------------
 INVESTMENT OPTIONS                                                                INITIAL      ADDITIONAL
----------------------------------------------------------------------------------------------------------
  Regular accounts                                                                 $1,000          $100
----------------------------------------------------------------------------------------------------------
  EasyInvest (Registered Trademark)
  (Automatically from your checking or savings account or Money Market Fund)         $100*         $100*
----------------------------------------------------------------------------------------------------------

*    Provided your schedule of investments totals $1,000 in twelve months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) certain investment programs approved by the Fund's distributor that do not charge an asset-based fee; or (4) employer-sponsored employee benefit plan accounts.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: Morgan Stanley Hawaii Municipal Trust.

o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

SALES CHARGES. Shares of the Fund are sold at net asset value plus an initial sales charge of up to 3.0%. The initial sales charge is reduced for purchases of $100,000 or more according to the schedule below. The Fund's shares are also subject to a distribution (12b-1) fee of up to 0.20% of the average daily net assets of the Fund.

The offering price of Fund shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

(sidebar)
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing the Fund's shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of the Fund's shares you purchase. We offer three ways to reduce your sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(end sidebar)


---------------------------------------------------------------------------------------------
                                                        FRONT-END SALES CHARGE
                                          ---------------------------------------------------
                                              PERCENTAGE OF PUBLIC     APPROXIMATE PERCENTAGE
 AMOUNT OF SINGLE TRANSACTION                   OFFERING PRICE        OF NET AMOUNT INVESTED
---------------------------------------------------------------------------------------------
  Less than $100,000                                  3.00%                     3.09%
---------------------------------------------------------------------------------------------
  $100,000 but less than $250,000                     2.50%                     2.56%
---------------------------------------------------------------------------------------------
  $250,000 but less than $500,000                     2.00%                     2.04%
---------------------------------------------------------------------------------------------
  $500,000 but less than $1 million                   1.25%                     1.27%
---------------------------------------------------------------------------------------------
  $1 million but less than $2.5 million               0.50%                     0.50%
---------------------------------------------------------------------------------------------
  $2.5 million but less than $5 million               0.25%                     0.25%
---------------------------------------------------------------------------------------------
  $5 million and over                                 0.00%                     0.00%
---------------------------------------------------------------------------------------------

The reduced sales charge schedule is applicable to purchases of Fund shares in a single transaction by:

o    A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o    Tax-Exempt Organizations.

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o    Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE. You also will have the benefit of reduced sales charges by combining purchases of shares of the Fund in a single transaction with purchases of Class A shares of Multi-Class Funds and shares of other FSC Funds.

RIGHT OF ACCUMULATION. You also may benefit from a reduction of sales charges if the cumulative net asset value of shares of the Fund purchased in a single transaction, together with shares of other Morgan Stanley Funds you currently own which were previously purchased at a price including a front-end sales charge (including shares acquired through reinvestment of distributions), amounts to $100,000 or more.

You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (1) notification is not furnished at the time of the order; or (2) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

LETTER OF INTENT. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of shares of the Fund or Multi-Class Funds or shares of another FSC Fund within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include:
(1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

SALES CHARGE WAIVERS. Your purchase of Fund shares is not subject to sales charge if your account qualifies under one of the following categories:

o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

o Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in shares of the Fund by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge.


PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the Fund to pay distribution fees of up to 0.20% for the distribution of these shares. It also allows the Fund to pay for services to shareholders. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES
[GRAPHIC OMITTED]

PERMISSIBLE FUND EXCHANGES. You may exchange shares of the Fund (an FSC Fund, which is subject to a front-end sales charge) for shares of another FSC Fund, Class A shares of any continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for 30 days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling
(800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.


For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

--------------------------------------------------------------------------------
HOW TO SELL SHARES
[GRAPHIC OMITTED]

You can sell some or all of your Fund shares at any time. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS            PROCEDURES
------------------------------------------------------------------------------------------------------------------
Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative.
                   Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
------------------------------------------------------------------------------------------------------------------
By Letter          You can also sell your shares by writing a "letter of instruction" that includes:

                   o  your account number;

                   o  the name of the Fund;

                   o  the dollar amount or the number of shares you wish to sell; and

                   o  the signature of each owner as it appears on the account.

                   If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can generally obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan
                   Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.)  A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                   Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                   A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
------------------------------------------------------------------------------------------------------------------
Systematic         If your investment in all of the Morgan Stanley Funds has a total market value of at least
Withdrawal Plan    $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

OPTIONS            PROCEDURES
----------------------------------------------------------------------------------------------------------------
Systematic         To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor
Withdrawal Plan    or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please
(continued)        remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
----------------------------------------------------------------------------------------------------------------

PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in Fund shares at their net asset value.

INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest (Registered Trademark) , if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

--------------------------------------------------------------------------------
DISTRIBUTIONS
[GRAPHIC OMITTED]

(sidebar)
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

Normally, income dividends are declared on each day the New York Stock Exchange is open for business, and are distributed to shareholders monthly. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the Fund and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, processing of your dividend checks begins immediately following the monthly payment date, and the Fund will mail a monthly dividend check to you normally during the first seven days of the following month. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

--------------------------------------------------------------------------------
TAX CONSEQUENCES
[GRAPHIC OMITTED]

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

You need to be aware of the possible tax consequences when:

o    The Fund makes distributions; and

o    You sell Fund shares, including an exchange to another Morgan Stanley Fund.

TAXES ON DISTRIBUTIONS. Your income dividend distributions are normally exempt from federal and Hawaii state personal income taxes -- to the extent they are derived from Hawaii municipal obligations or obligations of U.S. Government territories. Income derived from other portfolio securities may be subject to federal, state and/or local income taxes.

Income derived from some municipal securities is subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities is generally exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.


If the Fund makes any capital gain distributions, those distributions will normally be subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.


The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion, of these gains may be taxable to you as ordinary income rather than capital gains.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this Prospectus this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

-------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED NOVEMBER 30,                     2003          2002        2001        2000        1999
-------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period               $10.33        $10.17      $ 9.78      $ 9.47      $10.41
                                                   ------        ------      ------      ------      ------
Income (loss) from investments operations:
  Net investment income                              0.43          0.43        0.44        0.45        0.46
  Net realized and unrealized gain (loss)            0.31          0.16        0.39        0.31       (0.88)
                                                   ------        ------      ------      ------      ------
Total income (loss) from investment operations       0.74          0.59        0.83        0.76       (0.42)
                                                   ------        ------      ------      ------      ------
Less dividends and distributions from:
  Net investment income                             (0.43)        (0.43)      (0.44)      (0.45)      (0.46)
  Net realized gain                                    --            --          --          --       (0.06)
                                                   ------        ------      ------      ------      ------
Total dividends and distributions                   (0.43)        (0.43)      (0.44)      (0.45)      (0.52)
Net asset value, end of period                     $10.64        $10.33      $10.17       $9.78       $9.47
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                        7.25%         5.92%       8.62%       8.26%      (4.20)%
-------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                             0.56%         0.56%       0.56%       0.56%       0.52%
Net investment income                                4.06%         4.20%       4.33%       4.70%       4.54%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands           $13,666       $12,510     $10,485      $7,198      $7,257
Portfolio turnover rate                                15%           13%         12%         19%         18%
-------------------------------------------------------------------------------------------------------------

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) If the Investment Manager had not assumed expenses and waived its investment management fee, the expense and net investment income ratios would have been as follows, which do not reflect the effect of expense offsets as follows:


                               Expense    Net Investment      Expense
            Period Ended         Ratio     Income Ratio       Offset
            ------------         -----     ------------       ------
            November 30, 2003    1.34%        3.28%            0.01%
            November 30, 2002    1.60         3.16             0.01
            November 30, 2001    1.85         3.04             0.01
            November 30, 2000    2.37         2.89             0.01
            November 30, 1999    2.45         2.61             0.01

Notes

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Morgan Stanley Funds

------------------------------------      ----------------------------------------------  ------------------------------------------
GLOBAL/INTERNATIONAL FUNDS                GROWTH + INCOME FUNDS                           SPECIALTY FUNDS

European Growth Fund                      Allocator Fund                                  Biotechnology Fund
Fund of Funds -- International Portfolio  Balanced Growth Fund                            Financial Services Trust
Global Advantage Fund                     Balanced Income Fund                            Global Utilities Fund
Global Dividend Growth Securities         Convertible Securities Trust                    Health Sciences Trust
International Fund                        Dividend Growth Securities                      Information Fund
International SmallCap Fund               Fund of Funds -- Domestic Portfolio             Natural Resource Development  Securities
International Value Equity Fund           Fundamental Value Fund                          Real Estate Fund
Japan Fund                                Income Builder Fund                             Utilities Fund
Latin American Growth Fund                Mid-Cap Value Fund
Pacific Growth Fund                       S&P 500 Index Fund
                                          Strategist Fund                                 ------------------------------------------
                                          Total Market Index Fund                         TAX-FREE INCOME FUNDS
------------------------------------      Total Return Trust
GROWTH FUNDS                              Value Fund                                      California Tax-Free Daily Income
                                          Value-Added Market Series -- Equity  Portfolio   Trust (MM)
Aggressive Equity Fund                                                                    California Tax-Free Income Fund
American Opportunities Fund                                                               Hawaii Municipal Trust (FSC)
Capital Opportunities Trust               ------------------------                        Limited Term Municipal Trust (NL)
Developing Growth Securities Trust        INCOME FUNDS                                    Multi-State Municipal Series Trust (FSC)
Growth Fund                                                                               New York Municipal Money Market
KLD Social Index Fund                     Federal Securities Trust                         Trust (MM)
Market Leader Trust                       Flexible Income Trust                           New York Tax-Free Income Fund
Nasdaq-100 Index Fund                     High Yield Securities                           Tax-Exempt Securities Trust
Small-Mid Special Value Fund              Limited Duration Fund (NL)                      Tax-Free Daily Income Trust (MM)
Special Growth Fund                       Limited Duration U.S. Treasury Trust
Special Value Fund                        Liquid Asset Fund (MM)
                                          Quality Income Trust
                                          U.S. Government Money Market Trust (MM)
                                          U.S. Government Securities Trust

There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund, except for Limited Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are:
NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance MORGAN STANLEY FUNDS during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call: (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:
WWW.MORGANSTANLEY.COM/FUNDS

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

TICKER SYMBOL:
---------------
DWHIX
---------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7263)

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

(Copyright)  2004 Morgan Stanley


CLF# 37876PRO -- 00

                                                     [MORGAN STANLEY FUNDS LOGO]


                                                                  Morgan Stanley
                                                          Hawaii Municipal Trust
                                                                     37876 02/04





[MORGAN STANLEY LOGO]

                                                                      Prospectus
                                                               February 27, 2004